Acquisitions and Divestitures	6 Months Ended
Jun. 30, 2022
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures

8. ACQUISITIONS AND DIVESTITURES
On January 31, 2022, the Company closed the sale of its Tucker asset in its Oil Sands segment for net proceeds of $730 million and recorded a before-tax gain of $165 million (after-tax gain – $126 million).
On February 28, 2022, the Company closed the sale of its Wembley assets in its Conventional segment for net proceeds of $221 million and recorded a before-tax gain of $76 million (after-tax gain – $58 million).
In September 2021, the Company entered into an agreement with a partner in the White Rose project in the Atlantic region which would transfer 12.5 percent of Cenovus’s working interest in the White Rose field and the satellite extensions, subject to certain closing conditions. On May 31, 2022, the final closing conditions were satisfied, which included the approval of the West White Rose project restarting. Cenovus paid $50 million associated with transferring the Company’s working interest, resulting in a before-tax gain of $62 million (after-tax gain – $47 million).
On June 8, 2022, the Company sold its investment in Headwater Exploration Inc. for proceeds of $110 million, with no gain or loss recognized on the sale. The investment was recorded at fair value prior to the sale.
On June 13, 2022, Cenovus announced an agreement to purchase the remaining 50 percent interest in the Sunrise Oil Sands Partnership, a joint operation, in northern Alberta from BP Canada. Total consideration for the transaction includes $600 million in cash, a variable payment with a maximum cumulative value of $600 million expiring after two years, and Cenovus’s 35 percent working interest in the undeveloped Bay du Nord project offshore Newfoundland and Labrador. Subject to closing conditions, the transaction is anticipated to close in August 2022.
The acquisition will be accounted for using the acquisition method pursuant to IFRS 3, “Business Combinations” (“IFRS 3”). Under the acquisition method, assets and liabilities are recorded at their fair values on the date of acquisition and the total consideration is allocated to the tangible and intangible assets acquired and liabilities assumed. The excess of consideration given over the fair value of the net assets acquired, if any, will be recorded as goodwill. As required by IFRS 3, when an acquirer achieves control, the previously held interest is remeasured to fair value at the acquisition date with any gain or loss recognized in net earnings. At the closing date of the acquisition, Cenovus expects to record a non-cash revaluation gain on the re-measurement to fair value of its existing interest in the Sunrise Oil Sands Partnership.
In the three months ended June 30, 2021, the Company sold its gross overriding royalty interests in the Marten Hills area of Alberta relating to the Conventional segment. Cenovus received cash proceeds of $102 million and recorded a before-tax gain of $60 million (after-tax gain – $47 million).